UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011, (December 15, 2011)

iMEDIA INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50159 (Commission File Number)	56-2428786 (IRS Employer Identification Number)
117 E. Colorado Blvd. #460 Pasadena, CA 91105 (Address of principal executive offices)
Registrant’s telephone number, including area code: (626) 441-5351

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.01 Changes in Control of Registrant	2
Item 5.02 Departure of Directors of Officers	2
Item 7.01 Regulation FD Disclosure	2

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

Mr. Henry Williamson has resigned as Chairman and CEO of iMedia International Inc. effective 12/15/11. Mr. Williamson will remain as an interim director and is a major shareholder of the Registrant’s common stock.

Item 5.02-Departure of Director or Officer

Registrant will continue towards an inevitable liquidation with two board members, however, as mentioned in section 5.01, Mr. Henry Williamson has stepped down as Chairman of the Board of Directors.

SECTION 7- REGULATION FD DISCLOSURE

Item 7.01- Registrant Disclosure

As was previously reported in a filing dated May of 2011, registrant has outsourced company operations to maintain its online publishing presence and potential revenues from a sale of the assets of the Hollywood Previews subsidiary (www.hollywoodpreviews.com). The Registrant’s office location, which is the location of iMedia International INC general counsel, and all contact information, is provided on the introduction of this filing for Registrant. The Registrant, as previously reflected in filings earlier in 2011, remains a going concern seeking sufficient funds to execute a pre-packaged assignment for the benefit of creditors, or could seek an alternative liquidation process. As of December 15, 2011, there are no interested parties in a purchase of the assets of the Registrant, nor any indication there will be an interested party in the near future.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMEDIA INTERNATIONAL, INC.

By:	/s/ Henry Williamson
Henry Williamson
Chairman Chief Executive Officer
Dated: December 15, 2011

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